UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
June 25, 2021
Date of Report (Date of earliest event reported)

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Edgewater Dr.
Suite 306
Wakefield, Massachusetts 01880
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01.   Regulation FD Disclosure.
In connection with the previously announced potential separation and distribution (the “Distribution”) by SolarWinds Corporation (“SolarWinds”) of its N-able business, representatives of N-able, Inc. (“N-able”), currently a wholly-owned subsidiary of SolarWinds, expect to use an investor presentation in various meetings with analysts and investors regarding the N-able business. A copy of such presentation is furnished hereto as Exhibit 99.1 and is available on the investor relations section of SolarWinds’s website at http://investors.solarwinds.com. In addition, in such meetings, representatives of N-able will affirm SolarWinds’ financial outlook for the N-able business for the second quarter of 2021 and full year 2021 previously provided by SolarWinds on April 13, 2021 and included in the press release attached as Exhibit 99.1 to SolarWinds’ Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2021.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.   Other Events.
N-able previously filed with the U.S. Securities and Exchange Commission (the “Commission”) a Registration Statement on Form 10 (File No. 001-40297) (the “Registration Statement”), as amended, relating to the Distribution. The Registration Statement includes a preliminary information statement attached thereto as Exhibit 99.1 that describes the Distribution and provides information regarding N-able’s business and management. The Registration Statement was declared effective by the Commission at 3:00 p.m. Central Time on June 25, 2021. The Distribution is expected to occur on July 19, 2021.
Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding SolarWinds' financial outlook for the N-able business for the second quarter of 2021 and full year 2021. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential separation of N-able into a newly created and separately traded public company, including that the process of potentially completing the spin-off could disrupt or adversely affect the N-able businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to the N-able business, and that the spin-off may not be completed in accordance with our expected plans or anticipated timelines, or at all; (b) risks related to the cyber incident disclosed in December 2020 (the “Cyber Incident”), including with respect to (1) the discovery of new or different information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to our environment and its related activities during such period, and the related impact on our systems, solutions, current or former employees and managed services providers (“MSPs”), (2) the possibility that our mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary or personal information, including information of N-able’s current or former employees and MSP partners, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational and other risks to us related to the Cyber Incident, including risks that the incident or SolarWinds’ response thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our solutions, severe reputational damage adversely affecting MSP partner and vendor relationships and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters, and (6) the possibility that our steps to secure our internal environment, improve our product development environment and protect the security and integrity of the software that we deliver to our MSP partners may not be successful or sufficient to protect against future threat actors or attacks or perceived by existing and prospective MSP partners as sufficient to address the harm caused by the Cyber Incident; (c) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (d) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of our MSP partners, their end-customers and our prospective MSP partners: (1) reductions in information technology spending or delays in purchasing decisions by our MSP partners, their end-customers and our prospective MSP partners, (2) the inability to sell solutions to new MSP partners or to sell additional solutions or upgrades to our existing partners, (3) any decline in our renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new solutions, solutions upgrades or pricing model changes by N-able or its competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity, and (7) risks associated with our international operations; (e) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to support our business or expand our operations; (f) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively; (g) our status as a controlled company; and (h) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission. All information provided in this release is as of the date hereof and N-able undertakes no duty to update this information except as required by law.
Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	N-able Investor Presentation dated June 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-ABLE, INC.

Dated:	June 28, 2021	By:	/s/ John Pagliuca
John Pagliuca
Chief Executive Officer and President